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                                                                    Exhibit 23.2


                                     ARTHUR
                                    ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 9, 1997 included in California Amplifier, Inc.'s Form 10-K for the year ended March 1, 1997 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Los Angeles, California
August 15, 1997